UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 23, 2010

WILLIAM PENN BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

United States	0-53172	37-1562563
(State or Other Jurisdiction of Incorporation)	(SEC Commission File Number)	(IRS Employer Identification No.)

8150 Route 13, Levittown, Pennsylvania	19057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 945-1200

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

WILLIAM PENN BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

The Registrant today announced that Terry L. Sager has been appointed Chief Executive Officer effective as of April 5, 2010 replacing Charles Corcoran who will continue serving as Chief Financial Officer. Mr. Corcoran will also continue to serve as a director.

Ms. Sager, age 48, has served as Treasurer and Corporate Secretary since June 2008.  Prior to that date, she also served as Principal Accounting Officer.  She originally joined the Registrant’s principal subsidiary, William Penn Bank, FSB in 1987.  Information regarding Ms. Sager’s transactions with the Registrant is incorporated herein by reference from the Registrant’s Definitive Proxy Statement for the 2009 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WILLIAM PENN BANCORP, INC.

Date:	March 23, 2010	By:	/s/ Charles Corcoran
Charles Corcoran
President and Chief Executive Officer
(Duly Authorized Officer)